                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                 CURENT REPORT
    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

           Date of Report (Date of earliest reported): June 27, 2001

                          PROFILE TECHNOLOGIES, INC.
     --------------------------------------------------------------------
            (Exact name of registrant as specified in its chapter)

       Delaware                              0-21152                     91-1418002
------------------------------       -------------------------      ---------------------
(State or other jurisdiction         (Commission File Number)       (IRS Employer
of incorporation)                                                   Identification No.)

1077 Northern Blvd., Roslyn, NY                      11576
-------------------------------              ----------------------
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code: (516) 365-1909

Item 5. Other Events and Regulation FD Disclosure.

On June 27, 2001, Profile Technologies, Inc. (the "Company") issued a press release, which announced that the Company had requested a hearing to appeal a ruling that the Company received from the Nasdaq Stock Market indicating that the Company had not complied with certain requirements for continued listing on the Nasdaq SmallCap Market and could be delisted.

As a result of this appeal, the Company's stock will continue to trade on Nasdaq until a future hearing before its Listing Qualifications Panel. The Company's common stock will be delisted from the SmallCap Market without further notification if the Listing Qualifications Panel denies the Company's appeal of the determination. A copy of the press release is included under Item 7, Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

Exhibit                    Description

99.1                       Profile Technologies, Inc. Press Release *

*  Exhibit filed herewith.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PROFILE TECHNOLOGIES, INC.

Date: June 27, 2001                     /s/ Henry Gemino
                                        ----------------
                                        Henry Gemino
                                        Chief Executive Officer;
                                        Chief Financial Officer